                                 EXHIBIT 99 (A)

Tennessee Bancorp, Inc. and Subsidiaries Unaudited Interim Consolidated Financial Statements dated September 30, 1993

                            TENNESSEE BANCORP, INC.
                          CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS, EXCEPT SHARE DATA)




                                              SEPTEMBER 30,   DECEMBER 31,
                                                  1993           1992
                                              -------------   ------------
                                               (UNAUDITED)
ASSETS
  Cash and due from banks                        $ 3,296        $ 3,523
  Investment securities, at amortized cost
   (market value $33,317 in 1993 and
   $29,190 in 1992)                               32,402         28,699
  Loans receivable, net                           52,468         59,791
  Bank premises and equipment, net                 3,015          2,669
  Accrued interest receivable and other assets     2,015          1,992
                                                 -------        -------

                                                 $93,196        $96,674
                                                 =======        =======



LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Deposits
    Non-interest bearing                         $ 3,933        $ 3,762
    Interest-bearing                              79,133         83,236
                                                 -------        -------
      Total deposits                              83,066         86,998

  Other borrowings                                   600              -
  Accrued interest payable and other liabilities     513            989
                                                 -------        -------
    TOTAL LIABILITIES                             84,179         87,987
                                                 -------        -------

STOCKHOLDERS' EQUITY:
  Common stock, $1.00 par value,
   authorized 25,000,000 shares; issued
   and outstanding 539,680 shares in 1993;
   535,680 shares in 1992                            540            536
  Additional paid-in capital                       4,428          4,401
  Retained earnings-substantially restricted       4,049          3,750
                                                 -------        -------
    TOTAL STOCKHOLDERS' EQUITY                     9,017          8,687
                                                 -------        -------


                                                 $93,196        $96,674
                                                 =======        =======


See accompanying notes to consolidated financial statements.





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
                            TENNESSEE BANCORP, INC.
                       CONSOLIDATED STATEMENT OF EARNINGS
                        (IN THOUSANDS, EXCEPT SHARE DATA)


                                                    QUARTER ENDED SEPTEMBER 30,       NINE MONTHS ENDED SEPTEMBER 30,
                                                        1993         1992                    1993          1992
                                                           (UNAUDITED)                          (UNAUDITED)
                                                    ---------------------------       -------------------------------
INTEREST INCOME
  Interest and fees on loans                         $  1,135     $  1,439                $  3,530      $  4,401
  Interest on investment securities                       411          480                   1,315         1,511
  Other interest income                                    12           18                      20            30
                                                     --------     --------                --------      --------
    TOTAL INTEREST INCOME                               1,558        1,937                   4,865         5,942
                                                     --------     --------                --------      --------

INTEREST EXPENSE
  Interest on deposits                                    820        1,061                   2,556         3,415
  Interest on borrowings                                    5            -                      10             4
                                                     --------     --------                --------      --------
    TOTAL INTEREST EXPENSE                                825        1,061                   2,566         3,419
                                                     --------     --------                --------      --------

    NET INTEREST INCOME                                   733          876                   2,299         2,523

Provision for possible loan losses                         15           21                      57            63
                                                     --------     --------                --------      --------
    NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                                      718          855                   2,242         2,460

NON-INTEREST INCOME
  Service charges on deposit accounts                      33           37                      94           106
  Other service charges, commissions and fees               4            9                      15            25
  Gain on sale of investments                             273           62                     308           134
  Loss on sale of investments                               -            -                       -           (17)
  Gain on sale of real estate                               8           56                       8            56
  Other operating income                                    1            1                       3             4
                                                     --------     --------                --------      --------
    TOTAL NON-INTEREST INCOME                             319          165                     428           308
                                                     --------     --------                --------      --------

NON-INTEREST EXPENSE
  Salaries and employee benefits                          240          216                     727           619
  Net occupancy expense                                    31           54                     152           140
  Furniture and equipment expense                          78           87                     171           176
  Other operating expense                                 367          271                     854           749
                                                     --------     --------                --------      --------
    TOTAL NON-INTEREST EXPENSE                            716          628                   1,904         1,684
                                                     --------     --------                --------      --------

    INCOME BEFORE PROVISION FOR INCOME TAXES              321          392                     766         1,084

Provision for income taxes                                120          147                     293           407
                                                     --------     --------                --------      --------

    NET INCOME                                       $    201     $    245                $    473      $    677
                                                     ========     ========                ========      ========

    EARNINGS PER SHARE                               $   0.37     $   0.44                $   0.88      $   1.16
                                                     ========     ========                ========      ========
    Weighted average common stock shares
      outstanding                                     539,680      559,188                 538,680       582,804
                                                     ========     ========                ========      ========

See accompanying notes to consolidated financial statements.





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
                            TENNESSEE BANCORP, INC.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (IN THOUSANDS)


                                                                                  NINE MONTHS ENDED SEPTEMBER 30,
                                                                                      1993              1992
                                                                                   (UNAUDITED)       (UNAUDITED)
                                                                                  --------------    ------------
OPERATING ACTIVITIES
 Net income                                                                          $   473           $   677
 Adjustments to reconcile net income to net cash provided by operating activities
    Depreciation                                                                         245               200
    Provision for possible loan losses                                                    57                63
    Gain on the sale of real estate                                                       (8)              (56)
    Gain on the sale of fixed assets                                                       -                 -
    Gain on the sale of investments, net of losses                                      (308)             (117)
    Amortization of deposit base intangibles                                              66                66
    Amortization of premiums on investment securities, net of accretion of discounts     100                93
    Decrease in deferred income and fees on loans                                        (46)              (71)
    (Increase) decrease in accrued interest receivable and other assets                 (156)              (80)
    Increase (decrease) in accrued interest payable and other liabilities               (476)              (21)
                                                                                     --------          --------
      TOTAL ADJUSTMENTS                                                                 (526)               77
                                                                                     --------          --------
      NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                (53)              754
                                                                                     --------          --------

INVESTING ACTIVITIES
  Purchase of investment securities                                                  (16,116)          (13,490)
  Proceeds from maturities and calls of investments                                      261             3,000
  Proceeds from sale of investments                                                   10,824             6,606
  Proceeds from principal reductions on investments                                    1,536             5,046
  Proceeds from sale of fixed assets                                                       -                 -
  Proceeds from sale of real estate                                                       75               284
  Net decrease in loans                                                                7,312             2,227
  Property and equipment purchased                                                      (591)              (62)
                                                                                     --------          --------
      NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                              3,301             3,611
                                                                                     --------          --------

FINANCING ACTIVITIES
  Net increase (decrease) in deposits                                                 (3,932)           (2,067)
  Net increase (decrease) in short-term borrowings                                       600              (200)
  Cash dividends paid                                                                   (162)             (171)
  Redemption and retirement of common stock                                              (30)             (565)
  Exercise of common stock options                                                        49                12
      Net cash provided by (used in) financing activities                             (3,475)           (2,991)
                                                                                     --------          --------
      NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                              (227)            1,374

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                       3,523             1,880
                                                                                     --------          --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                           $ 3,296           $ 3,254
                                                                                     ========          ========




See accompanying notes to consolidated financial statements.





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
                            TENNESSEE BANCORP, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1993



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of Tennessee Bancorp, Inc. conform to generally accepted accounting principles and to general practices in the banking industry. The significant policies are summarized as follows:

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements present the accounts of Tennessee Bancorp, Inc. and its wholly owned subsidiary, Tennessee National Bank. In the opinion of management, such financial statements reflect all adjustments which are of a normal recurring nature and necessary to present a fair statement of results for the interim periods presented. Certain financial information which is normally included in financial statements prepared in accordance with generally accepted accounting principles, but which is not required for interim reporting purposes, has been omitted. The accompanying consolidated financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1992. The statements also present the accounts of Tennessee National Bank's wholly owned subsidiary, Columbia Service Corporation. Material intercompany accounts and transactions have been eliminated in consolidation. The results of operations for the interim periods presented herein are not necessarily indicative of the results of operations to be expected for the fiscal year ending December 31, 1993.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of cash and interest-bearing deposits with an original maturity of three months or less.

INVESTMENTS

Investments are stated at cost, adjusted for discounts and premiums which are amortized to interest income using the level-interest- yield method over the life of the investment. Mortgage-backed securities, which are included in investment securities, represent participating interests in pools of long-term first mortgage loans originated and serviced by the issuers of the securities. Mortgage-backed securities are carried at unpaid principal balances, adjusted for unamortized premiums and unearned discounts. Premiums and discounts on mortgage-backed securities are amortized using the level-interest-yield method over the remaining period to contractual maturity, adjusted for anticipated prepayments.





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
                            TENNESSEE BANCORP, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 1993



Investments are carried at amortized cost as it is management's intent and ability to hold them for investment purposes.

Gains and losses on the sale of investments are recognized upon realization and determined using the specific identification method.

LOANS RECEIVABLE

Loans receivable are stated at the amount of unpaid principal balances, less unearned discounts, net deferred loan origination fees and allowance for loan loss. Consumer loan discounts are recognized over the life of the loan using methods which approximate the level-interest-yield method.

ALLOWANCE FOR LOAN LOSSES

The allowance for loan losses is established by charges to operations based on management's evaluation of the assets, economic conditions and other factors considered necessary to maintain the allowance at an adequate level.





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
                            TENNESSEE BANCORP, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 1993



Loans are charged to the allowance account in the period a loss actually occurs or when a determination is made that a loss is likely to occur. Recoveries on loans previously charged off are credited to the allowance account in the period received. Throughout the year, management estimates the likely level of future losses to determine whether the allowance for loan losses is adequate to absorb reasonable anticipated losses. Such estimates involve significant judgments made by management and actual losses could differ significantly. It is the judgment of management that the allowance for loan losses reflected in the consolidated balance sheet is adequate to absorb losses which may exist in the current portfolio.

LOAN ORIGINATION AND COMMITMENT FEES

Loan origination fees and related direct costs are deferred and recognized as an adjustment of yield on the interest method.

BANK PREMISES AND EQUIPMENT, NET

Bank premises and equipment are stated at cost less accumulated depreciation. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets as follows: buildings, 31 years; furniture and fixtures, three to ten years; and automobiles, two years.

REAL ESTATE OWNED

Real estate properties acquired through loan foreclosure, which are included in other assets, are initially recorded at the lower of the related loan balance (less any specific allowance for loss), or the value at the date of foreclosure. Costs related to holding property are expensed as incurred.
Total real estate owned was $23,000 at September 30, 1993 and none outstanding at December 31, 1992.

Valuations are periodically performed by management and the carrying value of the property is adjusted as deemed necessary.

INTANGIBLE ASSETS

Deposit base intangibles identified in acquisition transactions are amortized over the estimated remaining lives of the deposits. Total amortization expense charged to operations amounts to $66,000 for the periods ending September 30, 1993 and 1992.





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
                            TENNESSEE BANCORP, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 1993



EARNINGS PER SHARE

Earnings per share is calculated based upon the weighted average number of shares outstanding during the period.

RECLASSIFICATIONS

Certain amounts in the prior period financial statements have been restated to conform to the current year presentation.

2. SUPPLEMENTARY CASH FLOW INFORMATION

Interest paid on deposits and other borrowings during the periods ending September 30, 1993 and 1992 amounted to $2,549,000 and $3,480,000, respectively. Income taxes paid during the period ending September 30, 1993 and 1992 amounted to $635,000 and $30,000, respectively.





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
                            TENNESSEE BANCORP, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 1993



3. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Bank makes various commitments to extend credit which are credit risks that are not reflected in the accompanying consolidated financial statements. Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of these commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

These commitments include various commitments to extend credit and letters of credit. At September 30, 1993, commitments to extend credit of $1,754,000 and letters of credit of $2,500 were outstanding. The Bank does not anticipate any losses as a result of these commitments.

Additionally, the Bank had undistributed loan commitments of approximately $1,207,000 at September 30, 1993.

4. INCOME TAXES

Effective January 1, 1993, the Bank adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," (FAS 109). Adoption of FAS 109 was not material to the Bank's financial statements and had no effect on the effective tax rate for the first three quarters of 1993.

Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and the liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) any operating loss and tax credit carryforwards. Deferred tax assets (liabilities) at December 31, 1992, are comprised of the following:

    Depreciation and amortization                   $ (27,078)
    Reserve for loan losses                          (116,416)
    Federal Home Loan Bank stock dividends           (102,476)
    Deferred loan fees                                 62,757
                                                    ----------

    Net deferred tax liability                      $(183,213)
                                                    ==========

No valuation allowance relative to deferred tax assets was required as of December 31, 1992 or September 30, 1993. The above net





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
                            TENNESSEE BANCORP, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 1993



deferred tax liability is included in accrued interest and other liabilities on the accompanying balance sheet.

5. PENDING MERGER

On September 30, 1993, the Registrant and its wholly-owned subsidiary, Tennessee National Bank (Bank) entered into a definitive agreement with Union Planters Corporation providing for the merger of the Bank into Union Planters National Bank. The process of obtaining regulatory and stockholder approval has begun.





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